As filed with the Securities and Exchange Commission on February 6, 2002

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - February 5, 2002

Commission                                         Registrant, State of Incorporation                                 I.R.S. Employer
File Number                                         Address and Telephone Number                                  Identification No.

1-2987                                                   Niagara Mohawk Power Corporation                       15-0265555
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

Item 5.   Other Events

(a)	On February 5, 2002, Niagara Mohawk, a National Grid Company, announced redemption of six series of preferred stock. See also press release attached as Exhibit No. 99.

Item 7.   Financial Statements and Exhibits

(c)

Exhibit - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release from Niagara Mohawk, a National Grid Company, announcing redemption of six series of preferred stock.

NIAGARA MOHAWK POWER CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                            (Registrant)

Date:  February 6, 2002                                              By:  /s/ Kapua A. Rice
                                                                                            Kapua A. Rice
                                                                                            Corporate Secretary

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release from Niagara Mohawk, a National Grid Company, announcing redemption of six serires of preferred stock.

Exhibit No. 99

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:  Leon Mazur
              315.428.5876

NIAGARA MOHAWK ANNOUNCED REDEMPTION OF SIX SERIES OF PREFERRED STOCK

SYRACUSE, N.Y., Feb. 5, 2002 - Niagara Mohawk, a National Grid Company (NYSE: NGG), has announced that it will redeem all remaining outstanding shares of the following series of its preferred stock:

6.10% Series ($100 par value), at the redemption price of $101.00 per share;
7.45% Series ($100 par value), at the redemption price of $100.73 per share;
7.72% Series ($100 par value), at the redemption price of $102.36 per share;
Adjustable Rate Series A ($25 par value), at the redemption price of $25 per share;
Adjustable Rate Series B ($25 par value), at the redemption price of $25 per share;
Adjustable Rate Series C ($25 par value), at the redemption price of $25 per share.

These preferred stock series have been called for redemption on March 4, 2002, at the above indicated redemption prices together with accrued and unpaid dividends through March 4, 2002. A notice of redemption was mailed to the registered holders of each series of preferred stock noted above, at the address appearing on the books of the company.

The Bank of New York, One Wall Street, New York, NY will act as redemption agent for all the above noted series of preferred stock.

Niagara Mohawk, a National Grid Company based Syracuse, provides electric service to approximately 1.5 million customers and natural gas to approximately 540,000 customers in upstate New York. National Grid Group plc is an international, U.K.-based company that builds, owns and manages electricity and telecommunications networks. In addition to Niagara Mohawk, its U.S. operations include four New England electricity distribution companies that serve a total of approximately 1.7 million customers, and a substantial transmission business.